UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2026

BAIN CAPITAL PRIVATE CREDIT

(Exact name of Registrant as Specified in Its Charter)

delaware	814-01474	87-6984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01. Entry into a Material Definitive Agreement

On July 14, 2026, Bain Capital Private Credit (the “Company”) entered into the Fourth Amendment to Senior Secured Revolving Credit Agreement (the “Fourth Amendment”), which amends that certain Senior Secured Revolving Credit Agreement, dated as of December 29, 2023, among the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent, and the lenders and issuing banks party thereto (as amended to date, including by the First Amendment to Senior Secured Revolving Credit Agreement, dated as of November 13, 2024, the Second Amendment to Senior Secured Revolving Credit Agreement, dated as of December 18, 2024, the Third Amendment to Senior Secured Revolving Credit Agreement, dated as of January 30, 2026, and as further amended by the Fourth Amendment, the “Credit Agreement”). The parties to the Fourth Amendment include the Company, as borrower, solely with respect to Section 5.12 therein, the subsidiary guarantors party thereto, the lenders and issuing banks party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent and, solely with respect to Section 5.11 therein, as Collateral Agent.

The Fourth Amendment provides for, among other things, (i) an increase of the total facility amount from $650,000,000 to $750,000,000 and (ii) an increase of the “accordion” provision of the Credit Agreement that allows the Company, under certain circumstances, to increase the term and revolving commitments under the Credit Agreement from a maximum size of $800,000,000 to $1,000,000,000.

The description above is only a summary of the material provisions of the Fourth Amendment and is qualified in its entirety by reference to a copy of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1

Fourth Amendment to Senior Secured Revolving Credit Agreement, dated July 14, 2026 by and among Bain Capital Private Credit, as borrower, solely with respect to Section 5.12 therein, the subsidiary guarantors party thereto, the lenders and issuing banks party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent and, solely with respect to Section 5.11 therein, as Collateral Agent.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Private Credit has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date: July 17, 2026	By:	/s/ Sabrina Rusnak-Carlson
	Name:	Sabrina Rusnak-Carlson
	Title:	General Counsel